UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: February 2, 2016

(Date of earliest event reported)

POWELL INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8550 Mosley Road Houston, Texas	77075-1180
(Address of Principal Executive Offices)	(Zip Code)

(713) 944-6900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Action (17CFR240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On February 2, 2016, Powell Industries, Inc. (NASDAQ: POWL) issued a press release regarding the Company’s results of operations for its fiscal 2016 first quarter ended December 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report, including the exhibit, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. The information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01 – Other Events

On February 2, 2016, Powell Industries, Inc. issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.26 per share payable to shareholders of record on February 17, 2016. This dividend will be paid on March 16, 2016. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished as part of this Report.

Exhibit Number	Description

99.1	Press release dated February 2, 2016

99.2	Press release dated February 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.

Date: February 3, 2016	By:	/s/ DON R. MADISON
Don R. Madison
Executive Vice President
Chief Financial and Administrative Officer
(Principal Financial Officer)